EXHIBIT 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of October 4, 2016 between Assurant, Inc., the Lenders executing this Amendment No. 2 on the signature pages hereto and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent under the Credit Agreement referred to below.

Assurant, Inc., the lenders party thereto (including the Lenders executing this Amendment No. 2 on the signature pages hereto) and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to a Credit Agreement dated as of September 16, 2014, as amended by Amendment No. 1 dated as of March 5, 2015 (as so amended, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said lenders to the Borrower in an aggregate principal amount not exceeding $400,000,000 (subject to any increases effected pursuant to Section 2.9 of the Credit Agreement).

The Borrower and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, and effective as of the date of satisfaction of such conditions, the Credit Agreement shall be amended as follows:

2.1. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.2.    Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order:

“Managed Vehicle” means any bankruptcy-remote collateralized debt obligation fund or other bankruptcy-remote sponsored investment vehicle managed by the Borrower or a Subsidiary of the Borrower.

2.3.    Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms “Material Indebtedness”, “Non-Recourse Indebtedness” and “Subsidiary” and replacing such defined terms with the following:

“Material Indebtedness” means Indebtedness (other than the Loans, Letters of Credit and Non-Recourse Indebtedness), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $100,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Non-Recourse Indebtedness” means, with respect to the Borrower and its Subsidiaries, Indebtedness of any Person (including of any Managed Vehicle) for which the owner of such Indebtedness has no recourse, directly or indirectly, to the Borrower or any of its Subsidiaries or to any property (except as provided below) of the Borrower or any of its Subsidiaries for the principal of, premium, if any, and interest on such Indebtedness, and for which the Borrower and its Subsidiaries are not directly or indirectly liable for the principal of, premium, if any, and interest on such Indebtedness. Notwithstanding the foregoing, Indebtedness of a Person shall be “Non-Recourse Indebtedness” if the owner of such Indebtedness has recourse that is limited solely to (i) real property securing such Indebtedness pursuant to mortgages, deeds of trust or other security interests to which such Indebtedness relates and (ii) recourse obligations or liabilities solely for fraud, environmental matters and other customary “non-recourse carve-outs” in respect of any such Indebtedness.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided that, notwithstanding the foregoing, (i) no real estate Joint Venture of the Borrower or its Subsidiaries shall be considered a Subsidiary unless such Joint Venture is consolidated on the balance sheet of the Borrower and (ii) any Managed Vehicle shall be deemed not to be a Subsidiary of the Borrower. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower.

2.4. Section 1.2 of the Credit Agreement shall be amended by adding the following new sentence to the end of such Section:

“For the avoidance of doubt, all financial covenants and computations of amounts and ratios contained herein shall be calculated without giving effect to, and shall exclude, any financial impact of any Managed Vehicle that is consolidated by the Borrower in accordance with GAAP other than (i) the fair value of investments in the Managed Vehicles by the Borrower or any of its Subsidiaries, (ii) earnings resulting from the change in the fair value of such investments, (iii) investment income earned by the Borrower or any of its Subsidiaries from its investment in the Managed Vehicles, and (iv) management fees earned by the Borrower or any of its Subsidiaries from the Managed Vehicles.”

2.5. Section 4.9 of the Credit Agreement shall be amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“4.9    Government Regulation.

The Borrower is not required to register as an “investment company” under and as defined in the Investment Company Act of 1940. The Borrower is not a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.”

Section 3. Conditions Precedent. The amendment set forth in Section 2 hereof shall become effective, as of the date hereof, upon (i) receipt by the Administrative Agent of counterparts of this Amendment No. 2 executed by the Borrower and Lenders party to the Credit Agreement constituting the Requisite Lenders, and (ii) payment in full of all reasonable costs and expenses of the Administrative Agent (including the reasonable fees and expenses of Latham & Watkins, counsel to the Administrative Agent) in connection with this Amendment No. 2.

Section 4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)    The representations and warranties contained in the Credit Agreement and the other Loan Documents (other than the representations and warranties set forth in the last sentence of Section 4.3C and in Section 4.4, Section 4.6A and Section 4.8 of the Credit Agreement) are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date.

(b)    No event has occurred and is continuing on the date hereof that would constitute an Event of Default or a Potential Event of Default.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

ASSURANT, INC. (d/b/a Assurant Group)

By:	/s/ Kevin Michels
Name: Kevin Michels
Title: SVP & ASS'T. TREAS.

LENDERS

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as
Administrative Agent

By:	/s/ James S. Mintzer
Name: James S. Mintzer
Title: Vice President

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender

By:	/s/ Michelle S. Dagenhart
Name: Michelle S. Dagenhart
Title: Director

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ David Doran
Name: David Doran
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James Cribbet
Name: James Cribbet
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ferris Joanis
Name: Ferris Joanis
Title: Vice President

THE BANK OF NOVA SCOTIA
as a Lender

By:	/s/ Kevin Chan
Name: Kevin Chan
Title: Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Mathew Cybul
Name: Mathew Cybul
Title: Assistant Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Mehmet Barlas
Name: Mehmet Barlas
Title: Authorized Signatory

LLOYDS BANK PLC,
as a Lender

By:	/s/ Daven Popat
Name: Daven Popat - P003
Title: Senior Vice President

By:	/s/ Cheryl Wilson
Name: Cheryl Wilson - W007
Title: Head of Operations

UMB BANK, N.A.,
as a Lender

By:	/s/ Scott M. Nelson
Name: Scott M. Nelson
Title: Commercial Lending Officer
UMB Bank, N.A.